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                                                                  EXHIBIT 10.1.1


              AMENDMENT NO. 1 TO THE SECURITIES PURCHASE AGREEMENT
                              DATED MARCH 27, 2001

THIS AMENDMENT NO. 1 TO THE SECURITIES PURCHASE AGREEMENT, dated as of April 2, 2001 (the "Amendment"), by and between Net2000 Communications, Inc. (the "Company") and Boston Ventures LP VI, Nortel Networks Inc., BancBoston Capital Inc., Carlyle U.S. Venture Partners, L.P., Carlyle Venture Coinvestment, L.L.C., Carlyle Venture Partners, L.P., C/S Venture Investors, L.P., PNC Capital Corp., Wood Street Partners I (the "Buyers"), amends the Securities Purchase Agreement, dated as of March 27, 2001 (the "Agreement"), by and between the Company and the Buyers. Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Agreement.

        WHEREAS, the Company and the Buyers have previously entered into the Agreement, and now the Company and the Buyers desire to amend certain provisions relating to the Closing Date pursuant to the Agreement.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

Section 1.      Amendment

        Section 1(b) of the Agreement is amended to extend the Closing Date to April 16, 2001, subject to the satisfaction (or waiver) of the conditions to the Closing set forth in Section 6 and 7 of the Agreement (or such later date as is mutually agreed to by the Company and the Buyers).

Section 2.      Amendment

        Section 9(l) of the Agreement is amended to extend the Closing Date to April 16, 2001. The Termination rights, as outlined in the Agreement, shall remain in force and effect.

Section 3.      Effect of Amendment

        Upon execution of this Amendment, the Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Company and the Buyers shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Agreement for any and all purposes. Each of the Company and the Buyers confirms that the Agreement, as amended by this Amendment, shall remain in full force and effect and is hereby ratified and confirmed in all respects.

Section 4.      Counterparts

        This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized signatories as of the date hereof.



COMPANY:



NET2000 COMMUNICATIONS, INC.

By:     /s/  Donald E. Clarke
   -------------------------------------
Name:   Donald E. Clarke
Title:  Chief Financial Officer &
        Executive Vice President



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                                              BUYERS:

                                              BOSTON VENTURES LP VI

                                              By:  /s/ Anthony J. Bolland
                                                   ---------------------------
                                              Name: Anthony J. Bolland
                                              Title: Managing Director




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                                              NORTEL NETWORKS INC.

                                              By:  /s/ Mitch Stone
                                                   -----------------------------
                                              Name:  Mitch Stone
                                              Title:  Director


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                                     CARLYLE U.S. VENTURE PARTNERS, L.P.

                                     By: TCG Ventures, L.L.C., its General
                                     Partner
                                     By: TC Group, L.L.C., its Sole Member
                                     By: TCG Holdings, L.L.C., its Managing
                                     Member

                                     By:  /s/ John F. Harris
                                          --------------------------------------
                                     Name:  John F. Harris
                                     Title:  Managing Director and CFO


                                     CARLYLE VENTURE COINVESTMENT, L.L.C.

                                     By: TCG Ventures, L.L.C., its Managing
                                     Member
                                     By: TC Group, L.L.C., its Sole Member
                                     By: TCG Holdings, L.L.C., its Managing
                                     Member

                                     By:  /s/ John F. Harris
                                          --------------------------------------
                                     Name:  John F. Harris
                                     Title:  Managing Director and CFO

                                     CARLYLE VENTURE PARTNERS, L.P.

                                     By: TCG Ventures, Ltd., its General Partner
                                     By: TCG Ventures, L.L.C.,  its Sole
                                     Shareholder
                                     By: TC Group, L.L.C., its Sole Member
                                     By: TCG Holdings, L.L.C., its Managing
                                     Member

                                     By:  /s/ John F. Harris
                                          --------------------------------------
                                     Name:  John F. Harris
                                     Title:  Managing Director and CFO


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                                     C/S VENTURE INVESTORS, L.P.

                                     By: TCG Ventures, Ltd., its Managing
                                     General Partner
                                     By: TCG Ventures, L.L.C.,  its Sole
                                     Shareholder
                                     By: TC Group, L.L.C., its Sole Member
                                     By: TCG Holdings, L.L.C., its Managing
                                     Member

                                     By:  /s/ John F. Harris
                                          --------------------------------------
                                     Name:  John F. Harris
                                     Title:  Managing Director and CFO


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                                              BANCBOSTON CAPITAL INC.

                                              By: /s/ William O. Chazman
                                                  ------------------------------
                                              Name:  William O. Chazman
                                              Title: Director



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                                              PNC CAPITAL CORP.

                                              By:  /s/ DAVID MCL. HILLMAN
                                                  ------------------------------
                                              Name: David McL. Hillman
                                              Title: Executive Vice President

                                              WOOD STREET PARTNERS I

                                              By:  /s/ DAVID MCL. HILLMAN
                                                  ------------------------------
                                              Name: David McL. Hillman
                                              Title: Executive Vice President


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